February 28, 2025

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Small Cap Growth Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Investment Funds I (the "Trust") has approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the "Plan") with respect to BNY Mellon Small Cap Growth Fund (the "Fund"), a series of the Trust. The Plan provides for the liquidation of the Fund's assets, the pro rata distribution of the proceeds therefrom to the Fund's shareholders and the winding up of the Fund's affairs (the "Liquidation"). The Liquidation may result in one or more taxable events for shareholders subject to federal income tax.

It is currently contemplated that holders of shares of the Fund as of March 31, 2025 (the "Record Date") will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about May 28, 2025. If the Plan is approved, the Liquidation of the Fund will occur on or about September 19, 2025 (the "Liquidation Date"). If Fund shareholders approve the Liquidation, before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies.

Accordingly, effective on or about April 7, 2025 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer no longer will be accepted after September 9, 2025. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer (but not by check) will be accepted after September 9, 2025.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

A Proxy Statement with respect to the proposed Liquidation will be mailed prior to the meeting to shareholders of the Fund as of the Record Date. The Proxy Statement will describe the proposed Liquidation and other matters.

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